Exhibit 10.51

                                    AMENDMENT

Amendment to Employment Agreement dated December 1, 1994 as amended on December 15, 1996 between TTR Technologies Ltd. and Baruch Sollish (the "Agreement") made this 22nd day of July, 1998.

1. Section 3.1 of the Agreement is hereby amended so that after the expiry of the current term (other than for reasons set forth in clauses 3.1 (i) and (ii)) the Agreement shall automatically be renewed the for additional three (3) year periods on the same terms and conditions set forth therein (unless mutually agreed otherwise), unless either party elects not to renew the term of the Agreement by giving written notice to the other at least 60 days before the expiration date.

In Witness Whereof, the Parties have executed this Amendment on the date stated above.


TTR Technologies Ltd.


/s/ Marc D. Tokayer                     /s/ Baruch Sollish
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 Marc D. Tokayer                           Baruch Sollish